UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2017

BMB MUNAI, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

Office 1704, 4B Building, “Nurly Tau” BC, 17 Al Farabi Ave, Almaty, Kazakhstan
(Address of principal executive offices)

050059
(Zip code)

(801) 355-2227
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.03 Material Modification to Rights of Security Holders

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by BMB Munai, Inc. (the “Company”) with the Securities and Exchange Commission on August 11, 2017 (the “Information Statement”), the Board of Directors of the Company and the Company’s majority stockholder, Timur Turlov, approved a reverse stock split of the Company’s issued and outstanding shares of common stock at a ratio of one-share-for-twenty-five-shares (1:25) (the “reverse stock split”) and a name change of the Company to Freedom Holding Corp. (the “name change”).

On September 1, 2017, the Financial Industry Regulatory Authority notified the Company that the reverse stock split will take effect at the open of business on September 6, 2017 (the “Effective Date”). On the Effective Date, the trading symbol for the Company’s common stock will change to “BMBMD” for a period of 20 business days, after which the “D” will be removed from the Company’s trading symbol. Thereafter the trading symbol for the Company’s common stock will be “FRHC.” In connection with the reverse stock split and name change, the CUSIP number for the Company’s common stock will change to 356390104.

A Certificate of Amendment to the Company’s Articles of Incorporation (the “Certificate”) was filed and became effective at 12:01 am on September 5, 2017.

Reasons for the Reverse Stock Split. As previously disclosed in the Information Statement, the reverse stock split was approved to provide the Company sufficient authorized but unissued common stock to fulfill its obligations in connection with closing the acquisition of LLC Investment Company Freedom Finance (“Freedom RU”) in June 2017. Following completion of the reverse stock split, the Company will issue Mr. Turlov, the Company’s Chief Executive Officer, Chairman of the Board of Directors and majority stockholder, approximately 12,278,602 shares of restricted common stock in connection with the acquisition of Freedom RU. The reverse stock split will also provide the Company sufficient authorized but unissued shares to complete the acquisition of FFINEU Investments Limited (“Freedom CY”), if and when regulatory approval of that acquisition in Cyprus is received.

As disclosed in the Information Statement, the reverse stock split was also approved as part of the Company’s plan to seek listing of its common stock on a national securities exchange. The Company has not yet submitted a listing application with any national securities exchange and, at present, the Company does not meet all of the initial listing requirements of any national securities exchange.

Effect of Reverse Stock Split; Treatment of Fractional Shares. On the Effective Date, every twenty-five shares of the Company’s common stock that are issued and outstanding will automatically be combined into one issued and outstanding share without any change in the par value of such shares and without any change to the authorized common stock of the Company. No fractional shares will be issued in connection with the reverse stock split and shareholders who are entitled to a fractional share will instead receive a whole share. The reduction in the number of our issued and outstanding shares of common stock as a result of the reverse stock split will occur automatically without any additional action on the part of our shareholders.

Shareholders holding shares of our common stock in “street name” (that is, through a bank, broker or other nominee) will be treated in the same manner as registered stockholders whose shares of our common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding shares of our common stock in “street name”; however, these banks, brokers or other nominees may apply their own specific procedures for processing the reverse stock split. If you hold your shares of our common stock with a bank, broker or other nominee, and you have any questions in this regard, we encourage you to contact your bank, broker or other nominee.

Certificated and Non-Certificated Shares. Shareholders who hold their shares in electronic form at brokerage firms, banks or other nominees do not need to take any action, as the effect of the reverse stock split will automatically be reflected. Shareholders holding paper certificates may (at their option and at their expense) exchange their stock certificates representing pre-reverse split common shares for new certificates representing post-reverse split common shares but they are not required or requested to do so, as the effect of the reverse stock split will be reflected in the records of the Company’s stock transfer agent.

Nevada State Filing. On August 22, 2017, the Company filed the Certificate with the Secretary of State of the State of Nevada. The Certificate became effective at 12:01 a.m. on September 5, 2017. A copy of the Certificate is attached hereto as Exhibit 3.01 and is incorporated herein by reference.

As a result of the reverse stock split, each shareholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Company common stock will be substantially unaffected by the reverse stock split.

Equity Incentive Plans. As disclosed in the Information Statement, the Board of Directors and the majority shareholder approved the Freedom Holding Corp. 2018 Equity Incentive Plan to become effective on a date to be determined by the Board of Directors (the “Plan Effective Date.”) The Board of Directors also resolved to terminate the BMB Munai, Inc. 2009 Equity Incentive Plan on the Plan Effective Date. The Board of Directors resolved that the Plan Effective Date would be the day immediately following the effective date of the reverse stock split. Therefore the Plan Effective Date will be September 7, 2017. A copy of the Freedom Holding Corp. 2018 Equity Incentive Plan was filed with the Information Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03. A copy of the Certificate is filed as Exhibit 3.01 to this Current Report on Form 8-K and incorporated herein by this reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if”, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue” or the negative of these terms or other comparable terminology, including statements regarding the reverse stock split, the name change, the change in the trading symbol of the Company’s common stock, the Effective Date, the potential acquisition of Freedom CY, the issuance of common stock to Mr. Turlov, the Company’s pursuit of listing of its common stock on a national securities exchange and the Plan Effective Date. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit	Location
3.01	Certificate of Amendment to Articles of Incorporation	Attached

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMB MUNAI, INC.

Date: September 5, 2017	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer

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